SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
This Second Amendment to Amended and Restated Loan and Security Agreement (this “Amendment”) is entered into as of December 3, 2021, by and among WESTERN ALLIANCE BANK, an Arizona corporation (“Bank”) and ThredUp Inc., a Delaware corporation (“Parent”), ThredUp CF LLC, a Delaware limited liability company (“ThredUP CF”), ThredUp Intermediary Holdings LLC, a Virginia limited liability company (“Holdings”), and Knitwit GC LLC, a Virginia limited liability company (“Knitwit”, and together with Parent, ThredUP CF and Holdings, each a “Borrower” and collectively, the “Borrowers”).
RECITALS
Borrowers and Bank are parties to that certain Amended and Restated Loan and Security Agreement dated as of February 3, 2021, (as amended from time to time, including by that certain First Amendment to Amended and Restated Loan and Security Agreement dated as of May 14, 2021, collectively, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.
NOW, THEREFORE, the parties agree as follows:
1.The following defined term and its definition in Section 1.1 of the Agreement hereby is amended and restated as follows:
“RML” means the number of months obtained by dividing (a) the aggregate amount of Borrowers’ unrestricted cash and cash equivalents (i) held at Bank plus (ii) beginning on September 29, 2021 and at all times thereafter, held in accounts outside of Bank that are subject to an account control agreement in favor of Bank as the senior secured party, by (b) Borrowers’ monthly trailing three (3) month average EBDA.
2.No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by any Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.
3.Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.
4.Each Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.
5.As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:
(i)this Amendment, duly executed by each Borrower;
(ii)all reasonable Bank Expenses invoiced through the date of this Amendment, which may be debited from any of Borrower’s accounts; and
(iii)such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.
6.This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument
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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

ThredUp Inc., a Delaware corporation By: /s/ Sean Sobers Name: Sean Sobers Title: Chief Financial Officer
ThredUp CF LLC, a Delaware limited liability company By: /s/ Sean Sobers Name: Sean Sobers Title: Manager
ThredUp Intermediary Holdings LLC, a Virginia limited liability company By: /s/ Sean Sobers Name: Sean Sobers Title: Treasurer
Knitwit GC LLC, a Virginia limited liability company By: /s/ Sean Sobers Name: Sean Sobers Title: Treasurer
Western Alliance Bank, an Arizona corporation By: /s/ Shirish Sharma Name: Shirish Sharma Title: Vice President

[Signature Page to Second Amendment to Amended and Restated Loan and Security Agreement]
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